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                                                                Exhibit 10.21


                      FIRST AMENDMENT TO LEASE AGREEMENT


        WHEAREAS, a certain Lease Agreement dated January 4, 1994 ("Lease Agreement"), was entered into by and between Borror Realty Company fka The Borror Corporation ("Landlord") and Borror Corporation fka BFR Services, Inc. ("Tenant") providing 1,350 square feet in suite 5793 Karric Square Drive at a property known as Karric Square Shopping Center.

        WHEREAS, Landlord and Tenant desire to amend the Lease Agreement by extending the term thereof.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements below, Landlord and Tenant agree as follows:

        1. The term of the Lease Agreement shall be extended from March 9, 1996, through March 31, 1998, inclusive.

        2. The effective date of this First Amendment to Lease Agreement shall be March 1, 1996.

        3. All provisions, terms and conditions of the Lease Agreement other than as set forth above shall continue to apply and are not changed by this First Amendment to Lease Agreement.

WITNESS:                                LANDLORD:

                                        BORROR REALTY COMPANY

____________________________            By:___________________________________
                                            Robert A. Meyer, Jr.
                                            Vice President
____________________________
                                        TENANT:

                                        BORROR CORPORATION

____________________________            By:___________________________________
                                            Jon M. Donnell
                                            Executive Vice President
____________________________








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